SECURITIES AND EXCHANGE COMMISSON
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): February 13, 1998


                         AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                      0-19836             54-1322110
(State of Other Jurisdiction  (Commission File Number)   (IRS Employer
     of Incorporation)                                    Identification No.)


22000 AOL Way, Dulles, Virginia                                  20166
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:            (703) 448-8700

Item 5.   Other Events.

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share. Statement 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Dilutive earnings per share is very similar to the previously reported fully diluted earnings per share. The Company will adopt Statement 128 in its fiscal quarter ended December 31, 1997.

In connection with the filing of a Form S-3 Registration Statement to register the Company's 4% Convertible Subordinated Notes due November 15, 2002 and the shares of Common Stock issuable upon conversion thereof and 48,729 shares of Common Stock held by certain selling securityholders, the Company has restated earnings per share amounts presented in selected financial data in its Form 10-K for the year ended June 30, 1997 for each of the last five fiscal years, and earnings per share amounts presented in selected quarterly financial data, to conform to the provisions of Statement 128. The Company has also provided additional Statement 128 disclosures for each of the last three fiscal years, and has restated earnings per share amounts presented in its Form 10-Q for the quarter ended September 30, 1997 to conform to the Statement 128 requirements. Such restatements are included in this filing on Form 8-K. The following amounts are in thousands, with the exception of per share data:

10-K Selected Financial Data

                                                 Year ended June 30,
                                          1997    1996    1995     1994   1993

Basic earnings per share:
 Income (loss) before extraordinary item   $(5.22) $0.35   $(0.51)  $0.04  $0.01
 Net income (loss)                         $(5.22) $0.35   $(0.51)  $0.04  $0.03

Diluted earnings per share:
 Income (loss) before extraordinary item   $(5.22) $0.28   $(0.51)  $0.03  $   -
 Net income (loss)                         $(5.22) $0.28   $(0.51)  $0.03  $0.02

Earnings Per Share Disclosures

The following table sets forth the computation of basic and diluted earnings per share for each of the three years in the period ended June 30, 1997:

                                                  1997       1996      1995
Numerator:

Net income (loss)                              $(499,347)  $29,816   $(35,751)
Preferred stock dividends                              -         -          -
Numerator for basic earnings per share -               _         _          _
   income available to common stockholders      (499,347)   29,816    (35,751)

Effect of dilutive securities                          -         -          -

Numerator for diluted earnings per share -
   income available to common stockholders
   after assumed conversions                   $(499,347)  $29,816   $(35,751)

Denominator:

Denominator for basic earnings per share -
   weighted average shares                        95,607    85,598     69,550

Effect of dilutive securities:
     Employee stock options                            -     17,421         -
     Warrants                                          -      4,602         -
     Convertible preferred stock                       -         94         -
Dilutive potential common shares                       -     22,117         -

Denominator for diluted earnings per share -
      adjusted weighted averages shares
      and assumed conversions                     95,607   107,715      69,550

Basic earnings per share                          $(5.22)    $0.35      $(0.51)

Diluted earnings per share                        $(5.22)    $0.28      $(0.51)

Quarterly Information (unaudited)

                               Quarter Ended
                   9/30    12/31       3/31     6/30    Total
Fiscal 1998
Basic EPS         $0.19      N/A        N/A      N/A      N/A
Diluted EPS       $0.16      N/A        N/A      N/A      N/A

Fiscal 1997
Basic EPS       $(3.80)  $(1.37)    $(0.05)  $(0.12)  $(5.22)
Diluted EPS     $(3.80)  $(1.37)    $(0.05)  $(0.12)  $(5.22)

Fiscal 1996
Basic EPS       $(0.14)    $0.11      $0.17    $0.18    $0.35
Diluted EPS     $(0.14)    $0.09      $0.14    $0.14    $0.28



The sum of per-share earnings (loss) in fiscal 1997 and fiscal 1996 does not equal earnings (loss) per share for the year due to equivalent share calculations which are impacted by the Company's loss in the first quarter of 1996 and by fluctuations in the Company's common stock prices in 1997 and 1996.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICA ONLINE, INC.



Date:  February 13, 1998           By   /s/Lennert J. Leader
                                   Lennert J. Leader
                                   Senior Vice President, Chief Financial
                                   Officer, Chief Accounting Officer,
                                   Treasurer and Assistant Secretary